THE RBB FUND, INC.

Boston Partners Investment Funds

WPG Partners Small/Micro Cap Value Fund (the “Fund”)

Institutional Class (WPGTX)

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Supplement dated February 17, 2023

to the Prospectus and Statement of Additional Information, each dated December 31, 2022

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This supplement serves as notification of the following change:

At a recent meeting of the Board of Directors (“Board”) of The RBB Fund, Inc., the Board approved certain changes as described below:

1.	Change in the Name of the Fund

Effective as of February 17, 2023, the name of the Fund is being changed to the “WPG Partners Small Cap Value Diversified Fund”. The investment objective and the investment strategies of the Fund are not being changed in connection with the name change for the Fund and the current portfolio managers will continue to manage the Fund subject to the current investment objective and investment strategies that they employ with respect to their management of the Fund.

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Please retain this supplement for your reference.